Exhibit 10.2
EXECUTION VERSION
LETTER AMENDMENT No. 1
Dated as of September 1, 2016
To the banks, financial institutions and other institutional lenders (collectively, the “Lenders”) parties to the Credit Agreement referred to below and to Citibank, N.A., as agent (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Term Loan Credit Agreement dated as of March 10, 2016 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
It is hereby agreed by you and us as follows:
The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
(a)Section 5.01(a) is amended by adding to the end thereof a proviso to read as follows:

provided, that (i) the fiscal year of the Borrower for 2016 shall be deemed to end on September 2, 2016 (and the audited financial statements for the fiscal year ended on such date shall consist of 11 months) and (ii) the fiscal year of the Borrower for 2017 and subsequent years shall end on September 30 of such year (and the audited financial statements for the fiscal year ending on September 30, 2017 shall consist of 13 months), it being understood that, as a result of the period changes set forth in this proviso, the previous fiscal year’s figures set forth in comparative form in any affected annual financial statements may reflect a fiscal year with a different number of months.
(b)Section 5.01(b) is amended by adding to the end thereof a proviso to read as follows:

provided, that (i) the fiscal quarter of the Borrower ending December 31, 2016 shall be deemed to begin on September 2, 2016 (and the financial statements for such fiscal quarter shall consist of four months), it being understood that, as a result of the period change set forth in this proviso, the figures set forth in comparative form for the applicable prior periods in the financial statements for such fiscal quarter, or in future quarterly financial statements containing comparative figures covering such fiscal quarter, may reflect a fiscal quarter with a different number of months; and (ii) the financial statements for the fiscal quarter ending December 31, 2016 shall be accompanied by a schedule, certified by the chief financial officer of the chief accounting officer of the Borrower or a Designated Officer, setting forth the statement of operations, shareholders’ equity and cash flows for the Borrower for the period from September 2,

2016 to September 30, 2016. For the avoidance of doubt, the fiscal quarter of the Borrower deemed ended on September 2, 2016 shall consist of two months.
(c)The first sentence of Section 5.06 is amended and restated in its entirety to read as follows:

The proceeds of the Loans made to the Borrower under this Agreement will be used, directly or indirectly, to pay all or a portion of the cash consideration payable under the Merger Agreement, and to pay fees and expenses incurred in connection with the Merger and/or the Transactions.
This Letter Amendment shall become effective as of the date first above written when, and only when, on or before September 1, 2016, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders. This Letter Amendment is a Loan Document and is subject to the provisions of Section 9.02 of the Credit Agreement.
On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.
The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Frank Oliver, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, frank.oliver@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
TYCO INTERNATIONAL HOLDING S.ÀR.L.
By:    /s/ Peter Schieser     Name: Peter Schieser     Title: General Manager
CITIBANK, N.A., as Administrative Agent
By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: CITIBANK, N.A.,

By:    /s/ Brian Reed
Name: Brian Reed
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BANK OF AMERICA, N.A.

By:    /s/ Chris DiBiase
Name: Chris DiBiase
Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: JPMORGAN CHASE BANK, N.A.

By:    /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ John D. Brady
Name: John D. Brady
Title: Managing Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:    /s/ Cara Younger
Name: Cara Younger
Title: Director

By:    /s/ Cristina Cignoli
Name: Cristina Cignoli
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BANK OF CHINA, NEW YORK BRANCH

By:    /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: COMMERZBANK AG, NEW YORK BRANCH

By:    /s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

By: /s/ Vanessa De La Ossa
Name: Vanessa De La Ossa
Title: Assistant Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:    /s/ Kaye Ea
Name: Kaye Ea
Title: Managing Director

By:    /s/ Gordon Yip
Name: Gordon Yip
Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: DANSKE BANK A/S

By:    /s/ Merete Ryvald
Name: Merete Ryvald
Title: Chief Loan Manager

By:    /s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By:    /s/ Kan Chen
Name: Kan Chen
Title: Vice President

By:    /s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: ING BANK, A BRANCH OF ING-DIBA AG

By:    /s/ W. Jansen
Name: W. Jansen
Title: Director

By:    /s/ Berthold
Name: Berthold
Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: INTESA SANPAOLO BANK LUXEMBOURG S.A.

By:    /s/ Antonio Greppi
Name: Antonio Greppi
Title: Head of Corporate & Financial Institutions

By:    /s/ Cristiano Patalocchi
Name: Cristiano Patalocchi
Title: CRO

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: TD BANK, N.A.

By:    /s/ Jason Siewert
Name: Jason Siewert
Title: Senior Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF NEW YORK MELLON

By:    /s/ David Wirl
Name: David Wirl
Title: Managing Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Monica A. Stariha
Name: Monica A. Stariha
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: UNICREDIT BANK AG, NEW YORK BRANCH

By:    /s/ Thilo Huber
Name: Thilo Huber
Title: Director

By:    /s/ Betsy Hudson
Name: Betsy Hudson
Title: Associate Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: STANDARD CHARTERED BANK

By:    /s/ Steven Aloupis
Name: Steven Aloupis A2388
Title: Managing Director
Loan Syndications

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF NOVA SCOTIA

By:    /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BNP PARIBAS

By:    /s/ Melissa Dykl
Name: Melissa Dykl
Title: Director

By:    /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: STATE BANK OF INDIA, NEW YORK

By:    /s/ Manoranjan Pahda
Name: Manoranjan Pahda
Title: VP & Head (CMC)

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

By:    /s/ James Hua
Name: James Hua
Title: SVP

By:    /s/ Danny Leung
Name: Danny Leung
Title: SVP

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE NORTHERN TRUST COMPANY

By:    /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH

By:    /s/ Zhang Jian
Name: Zhang Jian
Title: Head of Corporate Banking Department

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: CITY NATIONAL BANK

By:    /s/ Diane Morgan
Name: Diane Morgan
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 1 to the Term Loan Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: FIRST HAWAIIAN BANK

By:    /s/ Jeffrey Inouye
Name: Jeffrey Inouye
Title: Vice President